U.S. $3,000,000.00                                        Clearwater, Florida
                                                          December 14, 1999


                              REVOLVING LOAN NOTE


BEING INDEBTED, FOR VALUE RECEIVED, the undersigned (the "Borrower"), jointly and severally, promise to pay to the order of SouthTrust Bank National Association (the "Lender"), or order, its successors or assigns, at its offices at 150 Second Avenue North, St. Petersburg, FL 33701, the sum of Three Million and no/100 Dollars ($3,000,000.00), together with interest on the unpaid balance, calculated in the manner hereinafter stated, from the dates of disbursements until maturity, both principal and interest being payable in lawful money of the United States of America.

The interest charged on the unpaid principal balance owed pursuant to this Revolving Promissory Note ("Note") is a floating and adjustable simple interest rate of either of the following rates:

a. The Adjusted Prime Rate which shall be a rate which the rate periodically published from time to time by the Money Section of the Wall Street Journal as the Prime Rate, minus twenty five one hundredths (.25%) percent. The Borrower hereby acknowledges that the Prime Rate is used by the Lender for the Lender's administrative convenience and does not represent, nor is it intended to represent, the best or lowest rate of interest available to any customer or class of customers.

b. The Adjusted LIB0R Rate which is a rate per annum equal to the sum of LIBOR for the Interest Period for which interest is to be determined at the LIBOR Rate plus two (2%) percent.

The rate of interest shall be chosen by the Borrower, timely in accordance with Section 2.07B of the Loan and Security Agreement.

The interest rate charged shall be calculated on a daily basis. Interest shall be calculated on a 360-day year based on actual days elapsed and shall be payable monthly on the outstanding principal balance due and owing from time to time.

Interest accruing at the LIBOR Rate during any Interest Period shall be payable on the last Business Day of each month of each such then current Interest Period. Interest accruing at the Prime Rate during any Interest Period shall be paid monthly in arrears on the last day of each month, commencing the last day of the first month of the following the commencement of the Prime Rate Interest Period and on the last day of each month thereafter during such Interest Period.




In no event shall the amount of interest due or payments made in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by the Borrower or received by the Lender, then such excess sums shall be credited as a payment of principal, unless the Borrower shall notify the Lender, in writing, that the Borrower elects to have such excess sum returned to it forthwith.

The principal shall be fully due and payable exactly two years from the date of this Note ("Final Maturity Date").

Payments shall be first applied to interest and secondly to principal, except as may be specifically set forth herein or in the Loan Documents.

This Note evidences borrowings in the principal amount of THREE MILLION DOLLARS ($3,000,000.00) but notwithstanding such expression, the actual indebtedness from time to time evidenced hereby shall be the sum of all advances made by Lender to the Borrower hereunder, less the aggregate amount of all principal repayments made under said Note by the Borrower to the Lender, it being the intent hereof and the purpose of said Loan and Note to provide a revolving line of credit which the Borrower may draw against and which Lender will advance from time to time and which the Borrower may repay in whole or in part from time to time and again draw against, so that the principal amount outstanding thereunder may fluctuate in accordance with such advances and repayments, but the aggregate principal amount outstanding under the Note shall not at any time exceed the principal sum of THREE MILLION DOLLARS ($3,000,000.00). The Borrower, in the event of partial prepayment, and if not in default, shall have the right to again borrow from Lender under this Note up to the maximum principal amount of THREE MILLION DOLLARS ($3,000,000.00). Provided, however, the Borrower's right to draw shall be restricted by the terms and conditions of the Loan Documents, which are hereby incorporated herein by reference.

In the event that state documentary stamp taxes in excess of those required to be paid upon the full amount of THREE MILLION DOLLARS ($3,000,000.00), are deemed to be owed to the State of Florida, the undersigned agrees to hold Lender harmless from and against any and all of the costs involved in paying the additional documentary stamps and any penalties or interest required to be paid thereon, and the undersigned agrees to pay to Lender the full amount paid by Lender to the State of Florida as additional documentary stamps, penalties, costs and/or interest.

This Note may be prepaid in whole or in part at any time in accordance with the terms and conditions of the Loan Documents. Any prepayments shall be applied to the last installments due hereunder.

From time to time, without notice to Endorsers, this Note may be extended or renewed in whole or in part, or additional sums may be advanced to the Borrower; and/or the rate of interest thereon may be changed or fees in consideration of loan extensions may be imposed and any related right or security therefor may be waived, exchanged, surrendered or otherwise dealt with and any of the acts mentioned in this Note may be done, all without affecting the liability of the Borrower, Co-Borrowers, or Endorsers, each of whom agree to remain liable under and pursuant to the terms and tenor of this Note, as it may be extended, renewed, increased, modified, etc., until the debt represented thereby is actually paid in full to the Lender. The release of any person liable upon or in respect of this Note shall not release any other person. Each of the Borrower, Co-Borrowers, and Endorsers hereby waive presentment, demand of payment, protest and notice of non-payment and of protest, and notice of acceleration on maturity or default, and any and all other notices and demands whatsoever (except as specifically required herein) and agree to be jointly and severally liable for the obligations herein.

This Note is secured by a Loan and Security Agreement, Financing Statement(s), and such other security or supporting documents as are executed in conjunction with it (the "Loan Documents") between the Borrower and Lender on the Collateral as defined in the Loan and Security Agreement. This Note and the Lender are entitled to all of the benefits provided for in the Loan Documents or referred to within them, to which Loan Documents reference is hereby specifically made and they are hereby incorporated herein by reference for a statement of the terms and conditions under which the due date of this Note may be accelerated.

Time is of the essence of this obligation. If any installment or payment is not received on or before the 10th day following the installment due date, the Borrower agrees to pay a delinquency and collection charge of five cents ($.05) per dollar of the installment then due, in addition to the amount of said installment.

In the event of either a failure to pay any monetary sum when due, and the amount due remains unpaid for a period of ten (10) days following its due date, or an occurrence of any default as defined under the Loan Documents, the principal sum above mentioned or any balance remaining unpaid shall be immediately due and payable from the Borrower to the Lender without further notice, together with all interest, all just and reasonable expenses, costs and disbursements, including a reasonable attorney's fee, whether incurred for suit enforcement, protection of the collateral or collection, whether or not suit be brought, such attorney's fees to include those incurred in appellate and Bankruptcy proceedings, if any. Notice, when required, shall be deemed to have been made upon deposit in the United States mails by the Lender to the Borrower, at the address shown beneath the signatures undersigned.

In the event this Note is accelerated pursuant to a failure to timely pay or perform, then the entire unpaid principal shall bear interest at the maximum rate permitted by applicable law as changed from time to time from the time that payment or performance should have occurred.

The remedies of the Lender, as provided herein or in the Loan and Security Agreement or any other Loan Documents, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the Lender, and may be exercised as often as occasion therefore shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be affected only through a written document executed by the Lender and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing waiver or as a bar to call a default to a subsequent event.

A default in the terms and conditions of any other obligation of the Borrower to the Lender of whatever nature or kind, including but not limited to this obligation, shall constitute a default of the terms and conditions of the obligations set forth in this Note. Likewise, any default in the terms and conditions of this Note shall be and constitute a default under the terms and conditions of any other obligation owed by the Borrower to the Lender. Upon such default, any of the Borrower's checking, savings monies, or other deposits deposited with the Lender shall be immediately and irrevocably assigned to the Lender to apply to the obligations of the Borrower in any manner the Lender deems necessary.

Where applicable, the term Lender shall include any subsequent or successor holder of this Note and the Loan Documents.

For and in consideration of the funding of this Note by the Lender or any renewal or extension thereof, should any occur, the undersigned Borrower hereby agrees to cooperate or to re-execute any and all Loan Documents deemed necessary or desirable in the Lender's discretion, in order to correct or to adjust for any clerical errors or omissions contained in any document executed in connection with the loan.

WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES THAT:

(A) NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR PROCEDURE ARISING FROM OR BASED UPON THIS PROMISSORY NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

(B) NEITHER THE BORROWER NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

(C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

(D) NEITHER THE BORROWER NOR THE LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

(E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS TRANSACTION.

THE UNDERSIGNED ACKNOWLEDGE THAT THE LOAN EVIDENCED HEREBY IS FOR COMMERCIAL PURPOSES ONLY AND NOT FOR PERSONAL FAMILY OR HOUSEHOLD PURPOSE.

Florida Documentary stamps are exempt from this transaction in accordance with FAC Section 12B-4.053(34) as the Note herein was executed and delivered by the Borrower to the Lender outside the State of Florida.

TECHNOLOGY RESEARCH CORPORATION
          A Florida corporation

By: /s/ Scott J. Loucks
        Scott J. Loucks
        Its CFO

Address:  5250 140th Avenue North
          Clearwater, Florida 33760

TECHNOLOGY RESEARCH CORPORATION/HONDURAS, S. A. de C. V.

By: /s/ Scott J. Loucks
        Scott J. Loucks
        Its Secretary

Address:  C/o Technology Research Corporation
          5250 140th Avenue North
          Clearwater, Florida 33760